                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                        Date of Report: July 16, 1995
                      (Date of earliest event reported)

                             SCOTT PAPER COMPANY
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




        Pennsylvania                 1-2300                   23-1065080
       --------------                ------                   ----------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                   Identification Number)

      Scott Center
      2650 North Military Trail
      Suite 300
      Boca Raton, Florida                                             33431
- ---------------------------------------                               -----
(Address of principal executive Offices)                            (Zip Code)


             Registrant's telephone number, including area code:
                                (407) 989-2300




                                 Scott Plaza
                       Philadelphia, Pennsylvania 19113
                       --------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

                 On July 16, 1995, Kimberly-Clark Corporation, a Delaware corporation ("Kimberly-Clark"), entered into an Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") with Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of Kimberly-Clark ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"). The Merger Agreement provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of Kimberly-Clark.

                 Pursuant to the Merger Agreement, each common share, without par value, of Scott ("Scott Common Shares") outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger (other than shares owned directly or indirectly by Kimberly-Clark or Scott, which shares will be cancelled) will be converted into 0.765 (0.780 if the record date for Kimberly-Clark's previously announced spinoff of its tobacco papers business precedes the Merger) of a share of common stock, $1.25 par value, of Kimberly-Clark ("Kimberly-Clark Common Stock"), including the corresponding percentage of a right to purchase shares of Series A Junior Participating Preferred Stock of Kimberly-Clark. Each holder of a certificate representing prior to the Effective Time Scott Common Shares will cease to have any rights with respect thereto after the Merger, except the right to receive (i) certificate(s) representing the shares of Kimberly-Clark Common Stock into which such Scott Common shares have been converted, (ii) certain dividends and other distributions previously withheld in accordance with section 1.7 of the Merger Agreement pending the exchange of stock certificate(s) and (iii) any cash, without interest, to be paid in lieu of any fractional share of Kimberly-Clark Common Stock in accordance with Section 1.8 of the Merger Agreement.

                 Prior to its execution, the Merger Agreement was approved by the respective Boards of Directors of Kimberly-Clark and Scott. Fairness opinions were delivered by Dillon, Read & Co. Inc. and Salomon Brothers Inc to the Board of Directors of Kimberly-Clark and Scott, respectively. The consummation of the Merger is subject, among other things, to the approval of the issuance of Kimberly-Clark Common Stock by the stockholders of Kimberly-Clark, to the approval of the Merger by the shareholders of Scott and to certain regulatory approvals. In connection with the execution of the Merger Agreement, Kimberly-Clark and Scott entered into a number of agreements with the six senior executive officers of Scott. Prior to the mailing of the Joint Proxy Statement/Prospectus relating to the Merger, all of the outstanding Cumulative Senior Preferred Shares of Scott will be redeemed.

                 Copies of the Merger Agreement, the Press Release issued by Kimberly-Clark and Scott and the Press Release issued by Scott, each on July 17, 1995, with respect to the Merger are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and each is incorporated herein by reference.

                 In connection with the Merger Agreement, Scott entered into an Amendment No. 3 ("Amendment No. 3") to its Rights Agreement, dated as of July 15, 1986 (as amended, the "Rights Agreement"), between Scott and First Chicago Trust Company of New York (successor to Morgan Guaranty Trust Company of New
York), as Rights Agent, to provide that (i) neither Kimberly-Clark nor Sub would be deemed to be a "Beneficial Owner" of or to "beneficially own" any Scott Common Shares as a result of the execution, delivery and performance under, or consummation of the transactions contemplated by, the Merger Agreement, (ii) a Distribution Date (as defined in the Rights Agreement) will not occur as a result of the execution of the Merger Agreement or the conversion of the Scott Common Shares into Kimberly-Clark Common Stock pursuant to the Merger and (iii) the Rights (as defined in the Rights Agreement) will expire immediately prior to the Effective Time.

                 A copy of Amendment No. 3 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

                 As a result of the Merger Agreement, Scott has suspended its efforts to sell its global pulp operations and timberlands. In addition, Scott's previously announced program to repurchase $300 million of Scott Common Shares has been discontinued. Through the end of the second quarter, approximately 3 million Scott Common Shares had been repurchased at a cost of $127 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired:

         Not applicable.

(b)      Pro forma financial information:

         Not applicable.

(c)      Exhibits:

         99.1 Agreement and Plan of Merger dated as of July 16, 1995, among Kimberly-Clark, Sub and Scott.

         99.2 Press release issued by Kimberly-Clark and Scott on July 17, 1995.

         99.3             Press release issued by Scott on July 17, 1995.

         99.4 Amendment No. 3 to Rights Agreement, dated as of July 16, 1995, between Scott and First Chicago Trust Company of New York (successor to Morgan Guaranty Trust Company of New York), as Rights Agent.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SCOTT PAPER COMPANY

                                    By: /s/ John P. Murtagh
                                        John P. Murtagh
                                        Senior Vice President, General
                                        Counsel and Secretary


Date: July 18, 1995

                                 EXHIBIT INDEX


Exhibit                                                               Page
- -------                                                               ----
 99.1            Agreement and Plan of Merger dated                   7
                 as of July 16, 1995, among Kimberly-
                 Clark, Sub and Scott

 99.2            Press release issued by Kimberly-Clark
                 and Scott on July 17, 1995

 99.3            Press release issued by Scott on July
                 17, 1995

 99.4            Amendment No. 3 to Rights Agreement,
                 dated as of July 16, 1995, between
                 Scott and First Chicago Trust Company
                 of New York (successor to Morgan
                 Guaranty Trust Company of New York),
                 as Rights Agent